UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 21, 2007

KANSAS GAS AND ELECTRIC COMPANY

(Exact name of registrant as specified in its charter)

KANSAS	1-7324	48-1093840
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

777 West Central, P.O. Box 208, Wichita, Kansas	67201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (316) 261-6611

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

KANSAS GAS AND ELECTRIC COMPANY

Item 8.01.	Other Events.

On February 21, 2007, we will file a Form 15 Certification and Notice of Suspension of Duty to File Reports Under Sections 13 and 15(d) of the Securities Exchange Act of 1934, with respect to our 5.647% Secured Facility Exchange Bonds, Series 2005, Due 2021. We have no other classes of securities for which a duty to file reports under Section 13(a) or 15(d) remains and will immediately stop filing such reports.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KANSAS GAS AND ELECTRIC COMPANY

Date: February 21, 2007	By:	/s/ Mark A. Ruelle
Mark A. Ruelle
Vice President and Treasurer